WACHOVIA CORPORATION
                        WACHOVIA CREDIT CARD MASTER TRUST
                                  SERIES 1995-1
                          MONTHLY SERVICING CERTIFICATE


Pursuant to the Pooling and Servicing Agreement, dated as of Oct. 26, 1995 (as may be amended, from time to time, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and Supplemented, the "Series Supplement"), each between The First National Bank of Atlanta as Servicer and Transferor and The Bank of New York, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Monthly Period is set forth below.

                                                                          Monthly Period:                                   9/30/99
                                                                          Transfer Date                                    10/14/99
                                                                          Distribution Date:                               10/15/99
                                                                          Period                                                 47
                                                                               (Revolving =  0-48,
                                                                               Controlled Accumulation = 49-60)
                                                                          Julian Days in Current Period                          30
                                                                          Current LIBOR Rate                               5.38000%
                                                                          Coupon Period                            9/15/99-10/14/99



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ORIGINAL DEAL PARAMETERS

Class A Initial Invested Amount                                                                                     $446,250,000.00
Class B Initial Invested Amount                                                                                      $26,250,000.00
Class C Initial Invested Amount                                                                                      $27,500,000.00
                                                                                                                 -------------------
Total Initial Invested Amount                                                                                       $500,000,000.00

Cash Collateral Amount                                                                                               $10,000,000.00
Prior Month Credit Enhancer's Portion of CCA                                                                                  $0.00
Prior Month Wachovia's Portion of CCA and Spread Account                                                             $10,000,000.00
Increase(Decrease) in Wachovia's Portion of CCA and Spread Account                                                            $0.00
Current Month Credit Enhancer's Portion of CCA                                                                                $0.00
Excess Cash Over the Required Cash Collateral Amount                                                                          $0.00
                                                                                                                 -------------------
Amount on Deposit In Spread Account                                                                                           $0.00

Class A Certificate Rate                           9/15/99-10/14/99                                                        5.55000%
Class B Certificate Rate                           9/15/99-10/14/99                                                        5.65500%
Class C Certificate Rate                           9/15/99-10/14/99                                                        5.78000%
Class C Certificate Rate                           9/15/99-10/14/99                                                        5.63000%
Servicing Fee Percentage                                                                                                    2.0000%
Discount Percentage                                                                                                         0.0000%
LIBOR Rate                                         9/15/99-10/14/99                                                        5.38000%

                                     Page 1

I. RECEIVABLES IN THE TRUST

Beginning of the Period Principal Receivables                                                                     $2,675,091,512.29
Beginning of the Period Finance Charge Receivables                                                                   $33,991,909.72
Beginning of the Period Discounted Receivables                                                                                $0.00
Beginning of the Period Total Receivables                                                                         $2,709,083,422.01

Removed Principal Receivables                                                                                                 $0.00
Removed Finance Charge Receivables                                                                                            $0.00
Removed Total Receivables                                                                                                     $0.00

Additional Principal Receivables                                                                                              $0.00
Additional Finance Charge Receivables                                                                                         $0.00
Additional Total Receivables                                                                                                  $0.00


End of Period Principal Receivables                                                                               $2,661,908,648.98
End of Period Finance Charge Receivables                                                                             $33,052,237.87
End of Period Discounted Receivables                                                                                          $0.00
End of Period Total Receivables                                                                                   $2,694,960,886.85

II. INVESTED AMOUNTS AND ALLOCATION PERCENTAGES

Class A Initial Invested Amount                                                                                     $446,250,000.00
Class B Initial Invested Amount                                                                                      $26,250,000.00
Class C Initial Invested Amount                                                                                      $27,500,000.00
Total Initial Invested Amount                                                                                       $500,000,000.00

Class A Invested Amount                                                                                             $446,250,000.00
Class B Invested Amount                                                                                              $26,250,000.00
Class C Invested Amount                                                                                              $27,500,000.00
Total Invested Amount                                                                                               $500,000,000.00

Adjusted Investor Interest                                                                                          $500,000,000.00

Floating Allocation Percentage                                                                                             18.6909%
Class A Floating Allocation Percentage                                                                                     89.2500%
Class B Floating Allocation Percentage                                                                                      5.2500%
Class C Floating Allocation Percentage                                                                                      5.5000%

Principal Allocation Percentage                                                                                            18.6909%
Class A Principal Allocation Percentage                                                                                    89.2500%
Class B Principal Allocation Percentage                                                                                     5.2500%
Class C Principal Allocation Percentage                                                                                     5.5000%

Total Servicing Fee                                                                                                     $833,333.33

Investor Defaulted Amount                                                                                               $735,319.74

                                     Page 2

III. SELLER'S INTEREST, RETAINED INTEREST AND EXCESS FUNDING ACCOUNT

Beginning Seller's Interest                                                                                       $1,279,137,712.29
Ending Seller's Interest                                                                                            $765,954,848.98
Required Seller's Interest                                                                                          $133,425,004.03
Current Month Deposit into Excess Funding Account                                                                             $0.00
Amount on deposit in Excess Funding Account                                                                                   $0.00

IV. PERFORMANCE SUMMARY

COLLECTIONS:
Collections of Principal Receivables                                                                                $260,279,699.08
Collections of Finance Charge Receivables                                                                            $33,991,909.72
Collections of Interchange                                                                                              $618,577.26
       Servicer Interchange                                                                                             $416,666.67
       Net Interchange                                                                                                  $201,910.59
Collections of Recoveries                                                                                             $1,014,152.38
Total Finance Charge Collections                                                                                     $35,624,639.36
Total Payment Collections                                                                                           $294,271,608.80
Total Collections                                                                                                   $295,904,338.44

DELINQUENCIES AND LOSSES:
End of the month delinquencies:
          30 days delinquent                                                                                         $28,658,212.69
          60 days delinquent                                                                                         $16,986,752.50
          90 days delinquent                                                                                         $12,327,984.23
          120 + days delinquent                                                                                      $15,011,242.26

          Total 30 + days delinquent                                                                                 $72,984,191.68


Gross Charge-Offs during the month                                                                                    $3,934,095.21
Recoveries during the month                                                                                           $1,014,152.38
Net Charge-Offs during the month                                                                                      $2,919,942.83

Defaulted Amount (excluding recoveries)                                                                               $3,934,095.21

                                                                                              # of Accounts                   Amount
                                                                                              -------------                   ------
Total amount/number of Accounts in Trust (at end of month)                                       1,658,667        $2,694,960,886.85


                                     Page 3

V. AVAILABLE SERIES 1995-1 FINANCE CHARGE COLLECTIONS

Available Series 1995-1 Finance Charge Collections                                                                    $6,744,875.93

Class A Available Finance Charge Collections                                                                          $6,019,801.77

Class A Interest                                                                                                      $2,063,906.25
Class A Deficiency Amount                                                                                                     $0.00
Class A Additional Interest                                                                                                   $0.00
Class A Investor Defaulted Amount                                                                                       $656,272.87

Class A Servicing Fee [if Wachovia]                                                                                     $371,875.00
Accrued and Unpaid Class A Servicing Fee                                                                                      $0.00
Servicing Fee [if not Wachovia]                                                                                               $0.00

Excess Spread Class A                                                                                                 $2,927,747.65

Class B Available Finance Charge Collections                                                                            $354,105.99

Class B Interest                                                                                                        $123,703.13
Class B Deficiency Amount                                                                                                     $0.00
Class B Additional Interest                                                                                                   $0.00

Class B Servicing Fee [if Wachovia]                                                                                      $21,875.00
Accrued and Unpaid Class B Servicing Fee                                                                                      $0.00
Servicing Fee [if not Wachovia]                                                                                               $0.00

Excess Spread Class B                                                                                                   $208,527.86

Class C Available Finance Charge Collections                                                                            $370,968.18

Servicing Fee [if not Wachovia]                                                                                               $0.00

Excess Spread Class C                                                                                                   $370,968.18

Total Excess Finance Charge Collections                                                                               $3,507,243.69

Class A Required Amount                                                                                                       $0.00

Class A Investor Charge-off Reimbursement                                                                                     $0.00

Class B Required Amount                                                                                                       $0.00



Class C Interest                                                                                                        $132,458.33
Class C Deficiency Amount                                                                                                     $0.00
Class C Additional Interest                                                                                                   $0.00

                                     Page 4

Class C Accrued and unpaid collateral interest                                                                                $0.00

Class B Investor Defaulted Amount                                                                                        $38,604.29

Class C Servicing Fee [if Wachovia]                                                                                      $22,916.67

Class C Investor Defaulted Amount                                                                                        $40,442.59

Class C Investor Charge-Off Reimbursement                                                                                        $0

Cash Collateral Requirement                                                                                                      $0

Loan Agreement Interest Due                                                                                                   $0.00

Deposit to Reserve Account

Shared Excess Finance Charge Collections                                                                              $3,272,821.81

VI.  YIELD AND BASE RATE

BASE RATE

Base Rate (current month)                                                                                                   7.5682%
Base Rate (prior month)                                                                                                     7.4569%
Base Rate (2 months ago)                                                                                                    7.7260%

3 Month Average Base Rate                                                                                                   7.5837%

PORTFOLIO YIELD

Portfolio Yield (current month)                                                                                            15.4229%
Portfolio Yield (prior month)                                                                                              13.1489%
Portfolio Yield (2 months ago)                                                                                             13.1815%
3 Month Average Portfolio Yield                                                                                            13.9178%
Portfolio Adjusted Yield                                                                                                    5.8341%

VII.  PORTFOLIO PERFORMANCE RATES

Gross Charge-Offs ((% of Total Receivables Outstanding (at beginning of month))                                             1.7426%
Gross Charge-Offs ((% of Principal Receivables Outstanding (at beginning of month ))                                        1.7648%
Monthly Payment Rate ((% of Total Receivables Outstanding (at beginning of month))                                         10.8624%
Gross Yield (annualized)                                                                                                   17.1877%
Portfolio Yield (3 month average)                                                                                          13.9178%
Base Rate (3 month average)                                                                                                 7.5837%
Excess Finance Charge Collections % (Current Month Including Servicer Interchange)                                          7.8548%


                                     Page 5


VIII.  PRINCIPAL COLLECTIONS

Class A Principal Allocation Percentage                                                                                    89.2500%
Class A Monthly Principal                                                                                            $43,419,006.48
Class B Principal Allocation Percentage                                                                                     5.2500%
Class B Monthly Principal                                                                                             $2,554,059.20
Class C Principal Allocation Percentage                                                                                     5.5000%
Class C Monthly Principal                                                                                             $2,675,681.07

Total Monthly Principal                                                                                              $48,648,746.75

Reallocated Principal Collections                                                                                             $0.00
Shared Principal Collections allocable from other Series                                                                      $0.00

IX.  INVESTOR CHARGE-OFFS
CLASS A INVESTOR CHARGE-OFFS
Class A Investor Charge-Offs                                                                                                  $0.00
Class A Investor Charge-Offs per $1,000 original certificate principal amount                                                 $0.00
Total amount reimbursed in respect of Class A Investor Charge-Offs                                                            $0.00
Total amount reimbursed in respect of Class A Investor Charge-Offs per $1,000 original
  certificate principal amount                                                                                                $0.00
The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such
     Distribution Date.                                                                                                       $0.00
CLASS B INVESTOR CHARGE-OFFS
Class B Investor Charge-Offs                                                                                                  $0.00
Class B Investor Charge-Offs per $1,000 original certificate principal amount                                                 $0.00
Total amount reimbursed in respect of Class B Investor Charge-Offs                                                            $0.00
Total amount reimbursed in respect of Class B Investor Charge-Offs per $1,000 original
  certificate principal amount                                                                                                $0.00
The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such
     Distribution Date.                                                                                                       $0.00
CLASS C INVESTOR CHARGE-OFFS
Class C Investor Charge-Offs                                                                                                  $0.00
Class C Investor Charge-Offs per $1,000 original certificate principal amount                                                 $0.00
Total amount reimbursed in respect of Class C Investor Charge-Offs                                                            $0.00
Total amount reimbursed in respect of Class C Investor Charge-Offs per $1,000 original
  certificate principal amount                                                                                                $0.00
The amount, if any, by which the outstanding principal balance of the Class C Certificates exceeds the Class C Invested Amount after giving effect to all transactions on such
     Distribution Date.                                                                                                       $0.00

Current Month Required Draw Amount                                                                                            $0.00


                                     Page 6

X.  AMORTIZATION

Current Monthly Amount deposited in Principal Funding Account                                                                 $0.00
Cumulative Amount Deposited in Principal Funding Account prior to current month                                               $0.00
Current Month Accumulation Shortfall                                                                                          $0.00
Current Month Principal Funding Account Investment Proceeds                                                                   $0.00
Current Month Reserve Account Amount Deposited in the Finance Charge Account                                                  $0.00
Cumulative Reserve Account Amount                                                                                             $0.00
Required Reserve Account Draw Amount                                                                                          $0.00
Amount Withdrawn From Principal Funding Account Deposited Into Distribution Account                                           $0.00

Cumulative Class A principal paid (as of prior distribution dates)
Class A Principal Payments                                                                                                    $0.00
Class A Principal Payments per $1,000 original principal certificate amount
Total Class A Principal Paid                                                                                                  $0.00

Cumulative Class B principal paid (as of prior distribution dates)
Class B Principal Payments                                                                                                    $0.00
Class B Principal Payments per $1,000 original principal certificate amount
Total Class B Principal Paid                                                                                                  $0.00

Cumulative Class C Principal Paid (as of prior distribution dates)
Class C Principal Payments                                                                                                    $0.00
Class C Principal Payments per $1,000 original principal certificate amount
Total Class C Principal Paid                                                                                                  $0.00

Principal Paid to Transferor Certficateholder                                                                                 $0.00

                                                   The First National Bank of Atlanta, as Servicer
                                                   Date:  October 6, 1999

                                                   By:  Michael L. Scheuerman
                                                   Title:    Senior Vice President



                                     Page 7